JORDAN OPPORTUNITY FUND

                        Supplement Dated October 26, 2005
       to Prospectus Dated December 16, 2004, as amended January 24, 2005

THE INFORMATION CONTAINED IN THE "PERFORMANCE" SECTION ON PAGES 7 AND 8 OF THE PROSPECTUS IS REPLACED IN ITS ENTIRETY BY THE FOLLOWING DISCLOSURE:

The following chart illustrates the variability of the Fund's returns. The chart and the table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's returns compare to a broad measure of market performance.

In January 2005, a limited partnership managed by the Sub-Adviser reorganized into the Fund. This limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund's performance for periods prior to January 2005 is that of the limited partnership. The limited partnership's expenses during the periods presented were higher than the Fund's proposed expense ratio. The limited partnership was not registered under the Investment Company Act of 1940 ("1940 Act") and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, would have adversely affected its performance.

PERFORMANCE   INFORMATION   REPRESENTS  ONLY  PAST   PERFORMANCE  AND  DOES  NOT
NECESSARILY  INDICATE FUTURE RESULTS.

[EDGAR PRESENTATION OF BAR CHART

1995    42.36%
1996    24.84%
1997    11.70%
1998    14.02%
1999    43.76%
2000    23.32%
2001   -19.67%
2002   -25.10%
2003    42.91%
2004    13.20%]

During the periods shown in the chart, the highest quarterly return was 26.81% (for the quarter ended June 30, 1995) and the lowest quarterly return was -25.52% (for the quarter ended September 30, 2001).

The following table compares the Fund's average annual total return as of December 31, 2004 to the Standard & Poor's Composite 500(R) Index (the "S&P 500 Index").

        YEAR(S)                       1 YEAR         5 YEARS         10 YEARS
        Return Before Taxes           13.20%           3.72%          14.60%
        S&P 500(R) Index(1)           10.88%          -2.30%          12.07%

(1) The S&P 500 Index is a market index of common stock. The S&P 500 Index is unmanaged and reflects reinvestment of dividends. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE